Exhibit 10.19

CONFIDENTIAL TREATMENT REQUESTED

FIRST AMENDMENT TO LICENSE AGREEMENT

This FIRST AMENDMENT TO LICENSE AGREEMENT (this “Amendment”) is entered into as of June 18, 2014 (the “Amendment Effective Date”) by and between ReGenX Biosciences, LLC, a limited liability company organized under the laws of the State of Delaware, with offices at 750 17th Street, NW, Suite 1100, Washington, DC 20006 (“Licensor”), and Dimension Therapeutics, Inc., a corporation organized under the laws of the State of Delaware, with offices at 1 Main Street, 13th Floor, Cambridge, MA 02142 (“Licensee”). Licensor and Licensee are hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, Licensor and Licensee entered into that certain License Agreement dated October 30, 2013 (the “Original Agreement”); and

WHEREAS, the Parties desire to make certain amendments to the Original Agreement;

NOW, THEREFORE, in consideration of the promises and covenants contained in this Agreement, and intending to be legally bound, the Parties hereby agree as follows:

1. Definitions. Capitalized terms not defined in this Amendment have the meanings given such terms in the Original Agreement.

2. Amendments.

(a) The introductory paragraph of Section 3.5.1 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

3.5.1 Licensee must deliver to Licensor within **** after the end of each Calendar Quarter after the first commercial sale of a Licensed Product a report setting forth the calculation of the royalties due to Licensor for such Calendar Quarter, including:

(b) Section 3.5.2 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

3.5.2 Licensee shall pay the royalties due under Section 3.3 within **** following the last day of the Calendar Quarter in which the royalties accrue. Licensee shall send the royalty payments along with the report described in Section 3.5.1.

(c) Section 4.2 of the Original Agreement is hereby amended by replacing clause (b) of the milestone chart in such section with the following:

(b) ****

(d) Section 6.3.1 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

6.3.1 Licensor may terminate this Agreement, if Licensee is late in paying to Licensor royalties, fees, or any other monies due under this Agreement, and Licensee does not pay Licensor in full within **** upon written demand from Licensor, which termination shall be effective immediately upon the expiration of such **** cure period.

(e) Section 6.3.2 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

6.3.2 Either Party may terminate this Agreement, if the other Party materially breaches this Agreement and does not cure such material breach within 30 days after written notice of the breach, which termination shall be effective immediately upon the expiration of such **** cure period; provided that, if termination is by Licensor as a result of Licensee’s materially breaching Article 4, ****, but not all, then Licensor’s termination right shall only be with respect to the disease indication with respect to which the breach related and not the remaining disease indications; provided further that, if termination is by Licensor as a result of Licensee materially breaching Section 3.5.1, such cure period will be **** (in place of ****).

(f) Section 8.5 of the Original Agreement is hereby amended by replacing the last sentence thereof with the following:

Licensee will cause all Sublicensees to comply with the terms of this Section 8.5 to the same extent as Licensee; provided that, with Licensor’s prior written consent, a Sublicensee may self-insure all or parts of the limits described above.

3. Incorporation. Article 10 of the Original Agreement is hereby incorporated mutatis mutandis into this Amendment.

4. Effect on Original Agreement. Except as specifically amended by this Amendment, the Original Agreement will remain in full force and effect and is hereby ratified and confirmed. Each future reference to the Original Agreement will refer to the Original Agreement as amended by this Amendment. To the extent a conflict arises between the terms of the Original Agreement and this Amendment, the terms of this Amendment shall prevail but only to the extent necessary to accomplish their intended purpose.

[Remainder of Page Intentionally Left Blank]

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the Parties, intending to be legally bound, have caused this First Amendment to License Agreement to be executed by their duly authorized representatives.

REGENX BIOSCIENCES, LLC		DIMENSION THERAPEUTICS, INC.

By:	/s/ Kenneth Mills	By:	/s/ Thomas R. Beck
Name:	Kenneth Mills	Name:	Thomas R. Beck
Title:	President & CEO	Title:	President & CEO